UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 7, 1998

                    INTERNATIONAL NURSING SERVICES, INC
            (Exact name of registrant as specified in its charter)

         Colorado                        000-24768            84-1123311
 (State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                   File Number)    Identification No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
                (Address of principal executive offices)       (Zip Code)

     Registrant's telephone number, including area code:  (303) 393-1515


                                    None
       (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.
Item 2. Acquisition or Disposition of Assets.

On November 17, 1997, International Nursing Services, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Cymedix Corporation, a California corporation ("Cymedix"), engaged in the development of medical information software, and the Company's own wholly-owned subsidiary, Cymedix Lynx Corporation, a Colorado corporation (the "Subsidiary"). On January 7, 1998, Cymedix was merged into the Subsidiary, and the Company issued or committed to issue 6,980,000 shares of it's Common Stock to the shareholders of Cymedix and granted or committed to grant options covering 1,200,000 shares of the Company's Common Stock to employees of the Subsidiary. At the closing price for the Company's Common Stock on the Nasdaq SmallCap Market on January 6, 1998, the shares issued as consideration for the acquisition had a value of $1,418,000. Such shares were issued to 23 individuals, who were shareholders of Cymedix, in a private transaction. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission by April 20, 1998, to register such shares to permit them to be sold into the public market. The Subsidiary entered into employment agreements with Keith Berman, former President of Cymedix, to be President of the Sudsidiary, and Barbara Asbell, former Secretary of Cymedix and who received the largest number of Company shares, 1,565,817, and options covering 400,000 shares, in the transaction, to be Director of Operations and Administration of the Subsidiary.

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events. Press Relase, dated January 13, 1998 announcing the completion of the acquisition of
        Cymedix Corporation by International Nursing Services, Inc., and the initial sale of Cymedix Lynx software.

Item 6. Resignations  of  Registrant's  Directors.    N/A.
Item 7. Financial  Statements  and  Exhibits.
        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report:

        (a) The required financial statements of the business acquired shall by filed with an amendment to a prior Form 8-K filed by the Company, by February 23, 1998.

        (b) The required pro forma financial information shall be filed with an amendment to a prior Form 8-K by the Company, by February 23, 1998.

        (c) Exhibits

         Exhibit  99.1   Press Release announcing the completion
         of the acquisition of Cymedix Corporation by International Nursing Services,
         Inc.,  and  the  initial  sale  of  Cymedix  Lynx  software.

Item  8. Change  in  Fiscal  Year.    N/A.
Item  9. Sales  of  Equity  Securities  Pursuant  to Regulation S.  N/A.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  January  14,  1998             By:   /s/ John P. Yeros
                                               ------------

                                            John  P.  Yeros,  President
                                            and  Chief  Executive  Officer